                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                          GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          ---------------------------
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                     1996


                                         CUSIP#'S    393505-LA8,LB7,LC4,LD2,LE0
                                         TRUST ACCOUNT #13210501
                                         REMITTANCE DATE: 1/17/97


                                                 Total  $           Per $1,000
                                                  Amount              Original
                                               -----------        --------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $5,328,313.55

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       $5,328,313.55
A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.50%)            5.50%
          b. Class A-1 Interest                    423,285.00       3.52737504
          c. Class A-2 Remittance Rate(5.85%)            5.85%
          d. Class A-2 Interest                    243,750.00       4.87500000
          e. Class A-3 Remittance Rate(6.20%)            6.20%
          f. Class A-3 Interest                    180,833.33       5.16666657
          g. Class A-4 Remittance Rate(6.50%)            6.50%
          h. Class A-4 Interest                    270,833.33       5.41666660
          i. Class A-5 Remittance Rate(7.00%)            7.00%
          j. Class A-5 Interest                    443,041.67       5.83333338

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                    .00              .00

     (4)  Remaining:
          a. Unpaid Class A Interest
        Shortfall                                         .00              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                December, 1996
                                    Page 2


                                        CUSIP#'S    393505-LA8,LB7,LC4,LD2,LE0
                                        TRUST ACCOUNT #13210501
                                        REMITTANCE DATE: 1/17/97

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  2,543,125.97           N/A
          a. Scheduled Principal                    540,981.37           N/A
          b. Principal Prepayments                1,718,958.62           N/A
          c. Liquidated Contracts                   283,185.98           N/A
          d. Repurchases                                   .00           N/A
     (6)  Pool Scheduled Principal
           Balance                              368,576,719.02  924.29149684
    (6a)  Pool Factor                                .92429150

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
          Date                                           91.40%

     (9)  Class A Percentage for the following
           Remittance Date                               91.34%

     (10) Class A Principal Distribution:
          a. Class A-1                            2,543,125.97   21.19271642
          b. Class A-2                                     .00           .00
          c. Class A-3                                     .00           .00
          d. Class A-4                                     .00           .00
          e. Class A-5                                     .00           .00

     (11) Class A-1 Principal Balance            89,809,966.02  748.41638350
     (11a)      Class A-1 Pool Factor                .74841638

     (12) Class A-2 Principal Balance            50,000,000.00  1000.0000000
     (12a)      Class A-2 Pool Factor               1.00000000

     (13) Class A-3 Principal Balance            35,000,000.00  1000.0000000
     (13a)      Class A-3 Pool Factor               1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                December, 1996
                                    Page 3

                                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                         TRUST ACCOUNT #13210501
                                         REMITTANCE DATE: 1/17/97

(14)      Class A-4 Principal Balance          50,000,000.00       1000.0000000
(14a)     Class A-4 Pool Factor                   1.00000000

    (15)  Class A-5 Principal Balance          75,950,000.00       1000.0000000
    (15a)       Class A-5 Pool Factor             1.00000000

    (16)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (17)  31-59 days                            4,312,644.29                125

    (18)  60 days or more                       4,862,158.41                134

    (19)  Current Month Repossessions             870,850.98                 30

    (20)  Repossession Inventory                3,233,769.77                104
Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                                 1.32%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                    1.23%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                December, 1996
                                    Page 4

                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 1/17/97

(22)       Average Thirty-Day Delinquency Ratio Test

     (a)   Thirty-Day Delinquency Ratio for current
           Remittance Date                                                 1.17%

     (b)   Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                    1.10%

(23) Cumulative Realized Losses Test

     (a)   Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from February 1, 2000 to
           January 31, 2001, 6.5% from February 1, 2001 to
           January 31, 2002, 8.5% from February 1, 2002 to
           January 31, 2003 and 9.5% thereafter)                           0.11%

(24)       Current Realized Losses Test

     (a)   Current Realized Losses for current Remittance Date        93,068.00

     (b)   Current Realized Loss Ratio (total Realized Losses for
           the most recent three months, multiplied by 4, divided by
     arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                           0.27%

(25) Class M-1 Principal Balance Test

     (a)   The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (may not
           exceed 25.5%)                                                  18.27%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT          CUSIP#'S 393505LF7
                                December, 1996          TRUST ACCOUNT #13210501
                                   Page 5               REMITTANCE DATE: 1/17/97

(26)     Class B Principal Balance Test

    (a)  Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,975.335.00                                       .00%

    (b)  Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                 8.60%


                                                     Total $         Per $1,000
                                                      Amount          Original
                                                    ----------       -----------

CLASS M1 CERTIFICATES
-----------------------
(27)  Amount available (including Monthly
      Servicing Fee)                               1,223,444.25

A.    Interest
(28)  Aggregate interest
      a.   Class M-1 Remittance Rate (7.00%,
            unless Weighted Average Contract
            Rate is below 7.00%)                           7.00%
      b.   Class M-1 Interest                        209,416.67     5.83333343
(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                    .00              0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                    .00              0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall               .00              0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall               .00              0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                               .00            N/A
      b.  Principal Prepayments                             .00            N/A
      c.  Liquidated Contracts                              .00            N/A
      d.  Repurchases                                       .00            N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                December, 1996        CUSIP#'S 393505LG5,LH3
                                    Page 6            REMITTANCE DATE: 1/17/97

(34)  Class M-1 Principal Balance                  35,900,000.00   1000.00000000
(34a) Class M-1 Pool Factor                           1.00000000
(35)  Class M-1 Percentage for such Remittance
      Date                                                   .00%
(36)  Class M-1 Percentage for the following
      Remittance Date                                        .00%
(37)  Class M-1 Principal Distribution:
      a.   Class M-1 (current)                               .00      0.00000000
      b.   Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date          .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00


                                                   Total $        Per $1,000
                                                    Amount          Original
                                                   --------      -------------

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                              1,014,027.58

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                        6.95%

(3)  Aggregate Class B1 Interest                    92,377.08      5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                .00             .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                   .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                December, 1996         CUSIP#'S 393505LG5,LH3
                                   Page 7              REMITTANCE DATE: 1/17/97

(8a)    Class B Percentage for such Remittance Date                          .00

(8b)  Class B Percentage for the following
      Remittance Date                                                        .00
(9)   Current Principal(Class B Percentage of
      Formula Principal Distribution Amount)                                 .00
(10a) Class B1 Principal Shortfall                                           .00
(10b) Unpaid Class B1 Principal Shortfall                                    .00

(11)  Class B Principal Balance                                    31,916,753.00

(12)  Class B1 Principal Balance                                   15,950,000.00


Class B2 Certificates                            Total  $            Per $1,000
---------------------                            Amount               Original
                                               -----------          ------------


(13)  Remaining Amount Available                921,650.50

(14)  Class B-2 Remittance Rate (7.30%
      unless Weighted Average Contract
      Rate is less than 7.30%)                        7.30%

(15)  Aggregate Class B2 Interest                97,131.08            6.08333329

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00                   .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                               .00                   .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date

(19)  Class B2 Principal Liquidation Loss Amount       .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                             .00

(21)  Guarantee Payment                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                     Page 8             CUSIP#'S 393505LG5,LH3
                                                        REMITTANCE DATE: 1/17/97

(22)  Class B2 Principal Balance                     15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                  154,633.27

(24)  Class C Residual Payment                          669,886.15

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                          .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                          .00

(27)  Repossessed Contracts                             870,850.98

(28)  Repossessed Contracts Remaining
      in Inventory                                    3,233,769.77

(29)  Weighted Average Contract Rate                       9.77774

                                     GTFC
                                    1996-1
                                 December 1996
                              Defaulted Contracts

                                                                Estimated
                                                                 Loss At
Account#         Principal       Interest        Amount         Sale Date
--------         ---------       --------        ------         ---------
30318556         21,387.88         117.63       21,505.51          151.01
40315626         34,660.38         190.63       34,851.01        5,187.56
52311830         29,389.08         161.63       29,550.71        6,534.24
52312065         14,214.02          78.17       14,292.19        1,930.07
52312070         15,229.78          83.76       15,313.54        6,236.92
57317144          6,576.58          36.17        6,612.75        4,315.29
57317192         31,589.81         173.74       31,763.55        8,314.17
73319714         12,030.48          66.16       12,096.64       10,796.80
74320497          8,973.92          49.35        9,023.27        4,261.22
76317936          8,501.19          46.75        8,547.94        4,048.81
77326066         29,821.25         164.01       29,985.26       12,846.09
83320961         47,434.00         260.88       47,694.88        7,060.47
85317692         20,719.00         113.95       20,832.95       14,463.61
87320674          2,658.61          14.62        2,673.23        2,377.48

TOTALS         $283,185.98      $1,557.45     $284,743.43      $88,523.74
               ===========      =========     ===========      ==========